STANDARD OFFICE BUILDING LEASE

This Agreement, entered into this 3rd day of July AD, 1999 between Wilshire Oil Company of Texas hereinafter called Landlord, and Sense Technologies, INC., hereinafter called Tenant, IS TO WINTNESS: That Landlord does this day lease unto Tenant:

                       7300 WEST MCNAB RAOD, SUITE 117/118
                                TAMARAC, FL 33321
                                (SEE EXHIBIT "A")


TO HAVE AND TO HOLD said premises for the term of 3 years, beginning September 1, 1999 and ending July 31, 2002, at and for the agreed total base rental of Forty one thousand six hundred thirteen and no/xx Dollars ($41,613>00) (see exhibit "D"):

SECURITY
--------

IT IS FURTHER AGREED AND COVENANTED BY AND BETWWEN THE PARTIES HERETO AS
FOLLOWS:


         1. Tenant concurrently with the execution of this Lease, has deposited with Landlord the sum of One thousand one hundred Dollars, ($1,100.00), the receipt of which is hereby acknowledged by Landlord, which sum shall be retained by Landlord as security for the payment by Tenant of the rents herein agreed to be paid by Tenant and for the faithful performance by Tenant of the terms and covenants of this Lease. It is agreed that Landlord at Landlord's option, bay at any time apply said sum or any part thereof towards the payment of the rents and all other sums payable by Tenant under the Lease, and towards the performance of each and every of Tenant's covenants under this Lease, but such covenants and Tenant's liability under this Lease shall thereby be discharged only pro tanto; that Tenant shall remain liable for any amounts that such sum shall be insufficient to pay; that Landlord may exhaust any or all rights and remedies against Tenant before resorting to said sum, but nothing herein contained shall require or be deemed to require Landlord so to do; that, in the event this deposit shall not be utilized for any such purposes, then such deposit shall b e returned by Landlord to Tenant within ten (10) days next after the expiration of the term of this Lease. Landlord shall not be required to pay Tenant an interest on said security deposit.

PREPAID RENT
------------

         2. Tenant shall pay first and last months rent plus sales tax upon or before occupancy in the amount of Two thousand four hundred fifty one and 52/xx Dollars ($2,451.52).


USE
---

          3. The Tenant will use and occupy the premises for; executive business offices and for no other purpose.

ASSIGNMENT
----------

         4. Without the written consent of Landlord first obtained in each case, said approval not to be unreasonably withheld, Tenant shall not assign, transfer, mortgage, pledge, or otherwise encumber or dispose of this Lease for the term hereof, or underlet the as Tenant of a release of the Tenant from the further observance no performance b the Tenant of the covenants herein contained.

SERVICE AND MAINTENANCE BY LANDLORD
-----------------------------------

         5. Landlord will provide services at all times but will not be liable for damages or loss of any kind or nature by reason of Landlord's failure to furnish any Common Area Services when such failure is caused by accident, breakage, repairs, strikes, lockout or other such labor disturbances or disputes of any character, or by any other cause beyond the reasonable control of Landlord. Services supplied will include, public stairs, electricity for exterior/common area, lighting and incidentals, water for drinking, lavatory toilet purposes, A/C maintenance, roof and the exterior structure of the Premises.

         Such services shall be given as long as the Tenant is not in default under any of the covenants of this Lease, subject to strikes, accidents, breakdowns, catastrophes, national or local emergencies, acts of God, and conditions and causes beyond he control of the Landlord and upon such happening, no claim for damages or abatement of rent for failure to furnish any such services shall be made by the Tenant or allowed by the Landlord.

EXAMINATION OF PREMISES
-----------------------

         6. Tenant having examined premises is familiar with the condition thereof and relying solely on such examination will take them in their present condition, unless otherwise expressly agreed upon in writing (see Exhibit "B").

REPAIR/MAINTENANCE AND ALTERATIONS BY TENANT
--------------------------------------------

         7. Tenant shall at all times keep and maintain the Premises (including entrances, all glass, show window, moldings and store fronts), and all partitions, door, fixtures, equipment and appurtenances thereof and improvements thereto, (including lighting, plumbing fixtures and equipment and wiring), in good order, condition and repair and shall replace or repair any of the same as reasonably required by Landlord, including, but not limited to plate glass windows, doors, door closure devices and other exterior openings; window and door frames, molding, locks and hardware; special storefronts; lighting, plumbing and other electrical, mechanical and electromotive installation, equipment and fixtures, and signs, placards, decoration or advertising media of any type; and interior painting or other treatment of exterior walls. Tenant shall provide its own electric service.

Tenant will make no alterations, additions or improvements in or to the premises without the written consent of Landlord, which shall not be unreasonably withheld, and all additions, fixtures, or improvements, except only office furniture and fixtures which shall be readily removable without injury to the premises, shall be and remain a part of the premises at the expiration of this Lease. And it is further agreed that this Lease is made by the Landlord and accepted by the Tenant with the distinct understanding and agreement that the Landlord shall have the right and privilege to make and build additions to the building of which demised space is a part, and make such alterations and repairs to said building as it any deem wise and advisable without any liability to the Tenant thereof.

DELAY OF POSSESSION
-------------------

8. If the Landlord is unable to give possession of the demised premises on the date of the commencement of the aforesaid term by reason of the holding over of any prior Tenant or Tenants or for any other reasons; an abatement or diminution of the rent to be paid hereunder shall be allowed Tenant under such circumstances, but nothing herein shall operate to extend the term of the lease beyond the agreed expiration date; and said abatement in rent shall be the full extent of Landlord's liability to Tenant or any loss damage to Tenant on account of said delay in obtaining possession of the premises. If Landlord is unable to give possession of the demised premises to Tenant within ninety days next after the commencement of the term of this lease, then Tenant shall have the right to cancel this lease upon written notice thereof delivered to Landlord within ten day after the lapse of said ninety day period; and, ujpon such cancellation, Landlord and Tenant shall each be released and discharged from all liability on this lease.


CHARGES FOR SERVICES
--------------------

         9. It is understood and agreed upon between he parties hereto that any charges against Tenant by Landlord for services or for work done on the premises by order of the Tenant, or otherwise accruing under this lease, shall be considered as rent due and shall be included in any lien for rent.

LIABILITY INSURANCE
-------------------

         10. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord, Landlord's agents and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in the amount of not less than One Million ($1,000,000.00) Dollars for injury or death of one person in any one accident or any one occurrence. Such insurance shall further insure Landlord and Tenant against liability for property damage of at least One Million ($1,000,000.00) Dollars. The limit of any such insurance shall not limit the liability of the Tenant hereunder. Tenant may provide this insurance under a blanket policy, provided that said insurance shall have a Landlord's protective liability endorsement attached thereto. If Tenant fails to procure and maintain said insurance. Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder shall be in companies rated A:XIII or better in "Best's Key Rating Guide". Tenant shall deliver to Landlord, prior to right of entry copies of policies of liability insurance required herein with loss payable clauses satisfactory to Landlord. No policy shall be cancelable or subject to reduction of coverage. All such policies shall name Landlord and its agent as additional insured, shall be written as primary policies not contributing with and not in excess of coverage which Landlord may carry and shall be written with any insurance carrier satisfactory to Landlord. Tenant shall at Tenant's expense obtain and keep in full force during the term of this Lease a policy for plate glass insurance.

FIRE
----

         11. Tenant shall maintain in full force and effect on all of its fixtures, equipment and other personal property on the Premises a policy or policies of fire and extended coverage insurance with standard coverage endorsement to the extent of at least eighty (80%) percent of their insurable value. During the terms of this lease, the proceeds form any such policy or policies of insurance shall be used for the repair or replacement of fixtures, equipment and other personal property so insured. Landlord shall have no interest in the insurance upon Tenant's equipment, fixtures and other personal property and will sign all documents reasonably necessary or proper in connection with the settlement of anhy claim or loss by Tenant. Landlord will not carry insurance on Tenant's possessions. Tenant shall furnish Landlord with a certificate evidencing such policy and whenever required shall satisfy Landlord that such policy is in full force and effect.

REGULATIONS AND INSURANCE
-------------------------

         12. Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State, County and City Government and of any and all their Departments and Bureaus, applicable to said premises for the correction, prevention, and abatement of nuisances or other grievances, in, upon or connected with said premises, during said, term and shall also promptly comply with and execute all rules, orders and regulations of the Southeastern Underwriters Association for the prevention of fires, at Tenant's own cost and expense. Tenant agrees to pay any increase in the amount of insurance premiums over and above the rate now in force that may be caused by Tenant's use or occpancy of the premises.

NON-PAYMENT
-----------

         13. Tenant agrees: That Tenant will promptly pay said rent at the times and place stated above; that Tenant will pay all charges for overtime air conditioning, excess utility charges, charges for work performed on order of Tenant, and any other charges that accrue under this Lease; that, if any part of the rent or above mentioned charges shall remain due and unpaid for seven days next after the same shall be come due and payable, Landlord shall have the option of declaring the balance of the entire rent for the entire rental term of this Lease to be immediately due and payable, and Landlord may then proceed to collect all of the unpaid rent called for by this Lease by distress or otherwise.


ABANDONMENT
-----------

         14. If during the term of the lease Tenant shall abandon, vacate or remove from the premises the major portion of the goods, wares, equipment or furnishings usually kept on said premises, or shall cease doing business in said premises, or shall suffer the rent to be in arrears, Landlord may, at its option, cancel this lease, in the manner stated in Paragraph 13 hereof, or Landlord may enter said premises as the agent of Tenant, by force or otherwise, without being liable in any way therefor, and relet the premises with or without any furniture that may be therein, as the agent of Tenant, at such price and upon such terms and for such duration of time as Landlord may determine, and receive the rent therefor, applying the same to the payment of the rent due by these presents, and if the full rental herein provided shall not be realized by Landlord over and above the expenses to Landlord of such reletting, Tenant shall pay any deficiency.


BANKRUPTCY
----------

         15. If the Tenant defaults in the performance of any of the covenants of this lease and by reason thereof the Landlord employs the services of any attorney to enforce performance of the covenants by the Tenant , to evict the Tenant, to collect money's due by the Tenant, or to perform any service based upon said default, then in any of said events the Tenant does agree to pay a reasonable attorney's fee and all expenses and cost incurred by the Landlord pertaining thereto and in enforcement of any remedy available to the Landlord

ASSIGNMENT OF CHATTELS
----------------------

         16. Tenant hereby pledges and assigns to Landlord all the furniture, fixtures, goods and chattels of Tenant which shall or may be brought or put on said premises as security for the payment of said rent, and Tenant agrees that said lien may be enforced by distress, foreclosure or otherwise, at the election of the Landlord. Tenant hereby expressly waives and renounces for himself and family any and all homestead and exemption rights he may have now, or hereafter, under or by virtue of the constitution and laws of the State of Florida or of any other state, or of the United States, as against the payment of said rental or any other obligation or damage that may accrue under the terms of this agreement.

WAVIER
------

         17. No waiver of any condition or covenant of this lease by Landlord shall be deemed to imply or constitute a further waiver by Landlord of any other condition or covenant of this Lease. The rights and remedies created by this Lease are cumulative and the use of one remedy shall not be taken to exclude or waive the right to use of another.

RIGHT OF ENTRY
--------------

         18. Landlord, or any of his agents, shall have the right to enter said premises during all reasonable hours to examine the same or to make such repairs, additions or alterations as may be deemed necessary for the safety, comfort, or preservation thereof, or of said building, or to exhibit said premises at any time within thirty days before the expiration of this Lease. Said right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions which do not conform to this agreement.

PERSONAL PROPERTY
-----------------

         19. All personal property placed or moved in the premises above described shall be at the risk of tenant or the owner thereof, and Landlord shall no be liable to Tenant for any damage to said personal property, or to Tenant, arising from the bursting or leaking of water pipes or from any act of negligence of any co-tenant or occupants of the building or of any other person whomsoever


INDEMNIFY LANDLORD
------------------

         20. In consideration of said premises being leased to Tenant for the above rental, Tenant agrees: That Tenant, at all times, will indemnify and keep harmless Landlord from losses, damage liabilities and expenses, which may arise or be claimed against Landlord and be in favor of any person, firm or corporation, for any injuries or damages to the person or property of any person, firm, or corporation, consequent upon or arising from the use or occupancy of said premises by Tenant, or consequent upon arising from any acts, omissions, neglect or fault of Tenant (his agents, servants, employees, licensees, customers, or invitees), or consequent upon or arising from Tenant's failure to comply with the aforesaid laws, statutes, ordinances or regulations; that Landlord shall not be liable to Tenant for any damage, losses or injuries to the persons or property of Tenant which may be caused by the acts, neglect, omissions or faults of any person, firm or corporation, except when such injury, loss or damage results from negligence of Landlord, his Agents or Employees, and tat Tenant will indemnify and keep harmless Landlord from all damages, liabilities, losses, injuries, or expenses which may arise or be claimed against Landlord and be in favor of any person, firm or corporation, for any injuries or damages to the person or property of any person, firm or corporation, where said injuries or damages arose about or upon said premises, as a result of negligence of Tenant, his Agent, Employees and Invitees

RIGHT TO MORTGAGE OR LEASE
--------------------------

         21. Tenant's rights shall be subject to any bona fide mortgage which now covers said premises and which may hereafter be placed on said premises by Landlord, or underlying lease now or later covering the entire property.

NOTICES
-------

         22. It is understood and agreed between the parties hereto that written notice addressed to Tenant and mailed or delivered to the remises leased hereunder shall constitute sufficient notice to the Tenant, and written notice addressed to Landlord and mailed or delivered to the office of Landlord shall constitute sufficient notice to the Landlord to comply with the terms of this lease.

RULES AND REGULATIONS
---------------------

         23. It is mutually agreed that all the Rules and Regulations printed upon the back of this instrument shall be and are hereby made a part of this lease and Tenant covenants and agrees that it and is servants and agents will at all times observe, perform and abide by said rules and regulations.

WRITTEN AGREEMENT
-----------------

         24. This Lease contains the entire agreement between the parties hereto and all previous negotiations leading thereto, and it may be modified only by an agreement in writing signed and sealed by Landlord and Tenant. No surrender of the demised premises, or of the remainder of the terms of this Lease, shall be valid unless accepted by Landlord in writing.

TIME
----

         25. It is understood and agreed between the parties hereto that time is the essence of all of the terms and provisions of this lease.

HEIRS AND ASSIGNS
-----------------

         26. This Lease and all provisions, covenants and conditions thereof shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and assigns of the parties hereto, except that no person, firm, corporation, or court officer holding under or through Tenant in violation of any of the terms, provisions or conditions of this Lease, shall have any right, interest or equity in or to its lease, the terms of this Lease or the premises covered by this Lease.

PEACEFUL POSSESION
------------------

         27. Subject to the terms, conditions and covenants of this Lease, Landlord agrees that Tenant shall and may peaceably have, hold and enjoy the premises above described, without hindrance or molestation by Landlord.

         28. The terms Landlord and Tenant herein contained shall include singular and/or plural, masculine, feminine, and/or neuter, heirs, successors, executors, and administrators, personal representatives and/or assigns wherever the context so requires or admits.

EMIINENT DOMAIN
---------------

         29. In the event any portion of said leased premises is taken by any condemnation or eminent domain proceedings the (minimum) monthly rental herein specified to be paid shall be ratably reduced according to the leased premises which is taken, and Tenant shall be entitled to no other consideration by reason of such taking, and any damages suffered by Tenant on account of the taking of any portion of said leased premises and any damages to any structures erected on said leased premises, respectively, that shall be awarded to Tenant in said proceedings shall be paid to and received by Landlord and Tenant shall no right therein or thereto or to any part hereof, and Tenant does hereby relinquish and assign to Landlord all of Tenant's rights and equities in and to any such damages. Any rental based upon the percentage of gross sales specified in this lease to be paid shall in no way be reduced of affected by the taking of any portion of the premises by condemnation or eminent domain proceedings. Should all of the leased premises be taken by eminent domain, then and in that event Tenant shall be entitled to no damages or any consideration by reason of such taking, except the cancellation and termination of this lease as of the date of said taking.

SURRENDER PREMISES
------------------


         30. Tenant agrees to surrender to Landlord, at the end of the term of this Lease and/or upon any cancellation of this Lease, said leased premises in as good condition as said premises were at the beginning of the term of this lease, ordinary wear and tear, and damage by fire and windstorm or other acts of God, excepted. Tenant agrees that, if Tenant does not surrender to Landlord, at the end of the term of this Lease, or upon any cancellation of the term of this Lease, said leased premises, the Tenant will pay to Landlord all damages that Landlord may suffer on account of Tenant's failure to so surrender to Landlords possession of said leased premises, and will indemnify and save Landlord harmless form and against all claims made by any succeeding tenant of said premises against Landlord on account of delay of Landlord in delivering possession of said remises to said succeeding tenant so far as such delay is occasioned by failure of Tenant to so surrender said premises.

LIENS
-----

         31. Tenant further agrees that Tenant will pay all lies of contractors, subcontractors, mechanics, laborers, materialmen, and other items of like character, and will indemnify Landlord against all legal costs and charges, bond premiums for release of liens, including counsel fees reasonably incurred in and about the defense of any suit in discharging the said remises or any part thereof from any liens, judgements, or encumbrances caused or suffered by Tenant. It is understood and agreed between the parties hereto that the costs and charges above referred to shall be considered as rent due and be included in any lien for rent.

The Tenant herein shall not have any authority to create any liens for labor or material on the Landlord's interest in the above described property, and all persons, contracting with the Tenant for the destruction or removal of any building or for the erection, installation, alteration, or repair of any building or other improvements on the above described premises, and all materialmen, contractors, mechanics, and laborers, are hereby charged with notice that they must look to the Tenant and to the Tenant's interests only in the above described property to secure the payment of any bill for work done or material furnished during the rental period created b this Lease.

TRANSFER BY LANDLORD
--------------------

         32. In the event that the interest or estate of Landlord in the Leased Premises shall terminate by operation of law or by bona fide sale of the premises or by execution or foreclosure sale, or for any other reason, then and in any such event Landlord shall be released and relieved from all reliability an responsibility thereafter accruing to Tenant under this Lease or otherwise. In such event Landlord's successor, by acceptance of rent from Tenant hereunder, shall, become liable and responsible to Tenant in respect to all obligation of Landlord under this lease.

PARKING
-------

         33. Landlord reserves the right to designate parking spaces to be assigned to Tenant, and to control all the parking areas with meters, gates, patrolmen or any other method at Landlord's sole discretion, and to levy charges thereof for an space not allocated to Tenant.

RENT PAYMENT AND LATE CHARGES
-----------------------------

         34. All rent and other charges payable to Landlord under any provision of this Leases shall be paid to Landlord, or as Landlord may otherwise designate, in lawful money of the United States at the address of Landlord's Authorized Agent or at such other place as Landlord in writing may designate, without any setoff or deduction whatsoever, and without any prior demand therefore. In addition to the payment of the Rent and other charges, Tenant shall also pay to Landlord, at the time of payment of such Rent and other charges, all sales, se or occupancy taxes payable by virtue of any of such payments.

Tenant shall pay the rent in equal installments in advance, without notice or demand therefore and without any abatement, deduction, counterclaim or setoff for any reason whatsoever, on the first day of each calendar month included in the Lease Term. Tenant acknowledges that late payment by Tenant to Landlord or Rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease. Therefore, in the event any installment of Rent or any sum due hereunder is not paid within ten (10) days after such amount is due, Tenant shall pay to Landlord as Additional Rent a Late charge equal to five percent (5%) of each installment or other sum. Acceptance of Rent or of a late charge by Landlord shall I no event constitute a waiver of Tenant's default with resect to such overdue amount, no prevent Landlord from exercising any of the rights sand remedies granted pursuant to the terms of this Lease ($25.00) will be paid by Tenant to Landlord for each returned check. Tenant shall pay a charge of Seventy-five Dollars($75.00) for preparation of demand for delinquent rent.

IN WITNESS WHEREOF, the parties hereto, have signed, sealed and delivered this lease in triplicate at Broward County, Florida, on the day and year first above written.

------------------------------------------------------- -----------------------------------------------------
Signed sealed and delivered in the presence of:         Landlord: Wilshire Oil Company of Texas
------------------------------------------------------- -----------------------------------------------------

By:/s/ Kathryn MacCurdy                                 By: Coldwell Banker Commercial/Brenner
                                                                     Real Estate Group as Agent
------------------------------------------------------- -----------------------------------------------------

Kathryn MacCurdy                                        By:/s/  Scott Brenner
-----------------------------                           -----------------------------
Print Name Above                                                Scott Brenner, President
------------------------------------------------------- -----------------------------------------------------

By:/s/ Caroline Bousquet                                Date: 8/2/1999
------------------------------------------------------- -----------------------------------------------------

Caroline Bousquet
-----------------------------
Print Name Above
------------------------------------------------------- -----------------------------------------------------

By:/s/ Maryann Hampson
------------------------------------------------------- -----------------------------------------------------
                                                        TENANT: SENSE TECHNOLOGIES, INC
Maryann Hampson
-----------------------------
Print Name Above                                        By:/s/ Dore Perler
------------------------------------------------------- -----------------------------------------------------
                                                               Dore Perler
By:/s/ Andrew Goldrich
------------------------------------------------------- -----------------------------------------------------
                                                        Title:  President

Andrew Goldrich                                         Date: 7/31/99
-----------------------------
Print Name Above
------------------------------------------------------- -----------------------------------------------------

                                   EXHIBIT "B"

                                   WORK LETTER

                                     BETWEEN

                          WILSHIRE OIL COMPANY OF TEXAS

                                       AND

                            SENSE TECHNOLOGIES, INC.


         Pursuant to Section 6 of the above-referenced Lease between the parties, Landlord and Tenant have attached hereto an approved Space Place. A description of the work to be performed by Landlord to the premises is as follows:


1.       Space plan is attached
2.       Carpet and paint the Premises.
3.       Replace any damaged/stained ceiling tiles.
4.       Replace toilet seats.
5.       Replace balasts and bulbs
6.       Add 3 light fixtures
7.       Paint front door
8.       Add one wall in east front area.
9.       Remove 2 or 3 walls.
10.      Add 2 interior windows.
11.      Secure all doors.
12.      Remove paint from windows.
13.      Leave all shelving and tables in back room
14.      Deliver Air Condition in good working order.
15.      Deliver entire space in good clean condition
16.

No verbal agreements made to Tenant will be honored and this Lease and Addendum shall govern and supersede any non-written agreements.

------------------------------------------------------- -----------------------------------------------------
Signed, sealed and delivered in the presence of:        Landlord:  Wilshire Oil Company of Texas
                                                        By:           Coldwell Banker Commercial/
                                                        Brenner Real Estate Group as Agent
------------------------------------------------------- -----------------------------------------------------


By:/s/ Kathryn MacCurdy                                 By:/s/ Scott Brenner
------------------------------------------------------- -----------------------------------------------------
                                                               Scott Brenner, Pres.
Kathryn MacCurdy
----------------------------
Print Name Above                                        Date:8/2/1999
------------------------------------------------------- -----------------------------------------------------


By:/s/ Caroline Bousquet
------------------------------------------------------- -----------------------------------------------------
                                                        TENANT:  SENSE TECHNOLOGIES, INC.
Caroline Bousquet
------------------------------------------------------  By:/s/ Dore Perler
Print Name Above                                        ------------------
                                                               Dore Perler
                                                        Title: President
                                                        Date: 7/31/99
------------------------------------------------------- -----------------------------------------------------


By:/s/ Andrew Goldrich
------------------------------------------------------- -----------------------------------------------------
Andrew Goldrich
------------------------------------------------------- -----------------------------------------------------

                                   EXHIBIT "C"

                             ADDENDUM TO LEASE DATED

                                     BETWEEN

                          WILSHIRE OIL COMPANY OF TEXAS

                                       AND

                            SENSE TECHNOLOGIES, INC.




Landlord and Tenant hereby acknowledge each to the other that the Lease Term has commenced or shall commence on September 1, 1999 and that the Lease Term shall expire on August 31, 1999 that the Tenant is in possession of the Premises and is paying the Rent and all other charges hereunder; that the Tenant has no claims, defenses, set-offs or counterclaims against the Landlord; that all work to be performed by Landlord per First Addendum of the Lease has been completed, and that all other aspects of the Premises are in satisfactory condition with any exceptions attached hereto (the exceptions must be in writing, attached hereto, and signed by Landlord or Landlord's Agent and Tenant); and that the Tenant is responsible for maintaining the Premises in accordance with the lease agreement.

------------------------------------------------------- -----------------------------------------------------
Signed, sealed and delivered in the presence of:        Landlord:  Wilshire Oil Company of Texas
                                                        By:           Coldwell Banker Commercial/
                                                        Brenner Real Estate Group as Agent
------------------------------------------------------- -----------------------------------------------------


By:/s/ Kathryn MacCurdy                                 By:/s/ Scott Brenner
------------------------------------------------------- -----------------------------------------------------
                                                               Scott Brenner, Pres.
Kathryn MacCurdy
----------------------------
Print Name Above                                        Date:8/2/1999
------------------------------------------------------- -----------------------------------------------------


By:/s/ Caroline Bousquet
------------------------------------------------------- -----------------------------------------------------
                                                        TENANT:  SENSE TECHNOLOGIES, INC.
Caroline Bousquet
------------------------------------------------------  By:/s/  Dore Perler
Print Name Above                                        --------------------------
                                                                Dore Perler
------------------------------------------------------- -----------------------------------------------------


By:/s/ Andrew Goldrich                                  Title: President
------------------------------------------------------- -----------------------------------------------------

Andrew Goldrich                                         Date: 7/31/99
------------------------------------------------------
Print Name Above
------------------------------------------------------- -----------------------------------------------------

                                   EXHIBIT "D"

                          RENT AND OTHER RENTAL CHARGES

                                     BETWEEN

                          WILSHIRE OIL COMPANY OF TEXAS

                                       AND

                            SENSE TECHNOLOGIES, INC.


     A.  Year One Rental Charges            Yearly                     Monthly
         -----------------------            ------                     -------

         Base Rent                          $13,200.00                 $1,100.00

         Sales Tax                              792.00                     66.00

         Total Amount Due:                  $13,992.00                 $1,166.00


     B.  Year Two Rental Charges            Yearly                     Monthly
         -----------------------            ------                     -------

         Base Rent                          $13,860.00                 $1,155.00

         Sales Tax                              831.60                     69.30

         Total Amount Due:                  $14,691.60                 $1,224.30


     C.  Year Three Rental Charges          Yearly                      Monthly
         -------------------------          ------                      -------

         Base Rent                          $14,553.00                 $1,212.75

         Sales Tax                              873.18                     72.77

         Total Amount Due:                  $15,426.18                 $1,285.52